Impairment of long-lived assets	12 Months Ended
Dec. 31, 2022
Impairment of long-lived assets [Abstract]
Impairment of long-lived assets
13	Impairment of long-lived assets

As of December 31,2022, and 2021, Grupo TMM had performed annual impairment tests. The recoverable amounts of the cash generating units were determined based on calculations of the value in use and fair value less costs of sale as follows:

Vessels and trademark

Vessels are identifiable assets that individually generate cash flows which are largely independent from the flows from other assets or groups of assets. As mentioned in Note 9, the Company sold the last vessel it owned in January 2022, so the value of this asset as of December 31, 2021, was adjusted to its sale price and is presented in the consolidated statements of financial position as an asset available for sale.

The trademark is considered an asset that does not generate flows independently, therefore this was grouped as a cash-generating unit (maritime division segment) together with other long-lived assets in this segment.

The recovery value for these assets was determined as the higher between their value in use and their market value, less selling costs. As of December 31, 2022, and 2021, no impairment losses were determined for these assets.

Properties

The recoverable value of properties was determined as their fair value less costs of sale, which are considered immaterial in terms of the fair value. The determination of fair value is described in Note 25. At December 31, 2022 and 2021, no impairment losses were determined for these assets.

Corporate assets and other long-lived assets

These assets are not identified with any cash-generating unit, therefore these were evaluated at the Grupo TMM level. The recoverable amount of these assets was determined as their value in use. At December 31, 2022 and 2021, no impairment losses were determined for these assets.

The recoverable amounts for cash-generating units were determined based on calculations of the value in use, covering a detailed three-year projection, followed by an extrapolation of the cash flows expected for the useful lives remaining for the assets using the growth rates determined by Management.

The present value of the cash flows expected for each segment was determined applying an appropriate discount rate.

Growth rates

The growth rates reflect the long-term average for these rates for the maritime segment (all publicly available).

Discount rates

The discount rate reflects adequate adjustments associated with the market risk and the specific risk factors.

Cash flow assumptions

The key assumptions of Management for the maritime segment include stable profit margins, which have been determined based on experience in this market. Grupo TMM Management considers this to be the best information available to forecast this market. The cash flow projections reflect stable profit margins achieved before the period covered by said projections.

No consideration has been given to efficiency improvements and prices and salaries reflect the inflation projected for the industry, which are publicly available.

In addition to the considerations described above for determining the value in use of assets and the cash-generating units described above, Management is currently not aware of any other probable change that could require changes in their estimate. However, the estimate for the recoverable amount for the maritime segment is particularly sensitive to the discount rates.